UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: June 7, 2022
(Date of earliest event reported)

Turtle Beach Corporation
(Exact name of registrant as specified in its charter)

Nevada	001-35465	27-2767540
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

44 South Broadway, 4th Floor White Plains, New York	10601
(Address of principal executive offices)	(Zip code)

(888) 496-8001
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	HEAR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07         Submission of Matters to a Vote of Security Holders.
On June 7, 2022, Turtle Beach Corporation (the “Company”) held by live webcast its 2022 Annual Meeting of Stockholders (the “Annual Meeting”). A quorum was present at the Annual Meeting. Matters submitted to the Company’s stockholders and voted upon at the Annual Meeting, which are more fully described in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission (the “SEC”) on May 20, 2022, were (1) the election of eight nominees to the Company’s Board of Directors (the “Board”), (2) the ratification of the appointment of BDO USA, LLP, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 and (3) an advisory vote on the compensation of the Company’s named executive officers (“NEOs”).
There were 8,627,021 shares of the Company’s common stock represented at the Annual Meeting by virtual attendance or by proxy, constituting approximately 52.38% of the Company’s common stock outstanding as of the close of business on April 8, 2022, the record date for the Annual Meeting. The tables below show the votes cast for, against or withheld, as well as the number of abstentions, as to each proposal, including a separate tabulation with respect to each nominee for director. There were no broker non-votes for each of the proposals.
Proposal 1. Election of Directors.
Nominee	For	Withheld Authority
Juergen Stark	7,188,781	1,438,240
William E. Keitel	7,207,246	1,419,775
L. Gregory Ballard	7,205,196	1,421,825
Katherine L. Scherping	7,768,114	858,907
Brian Stech	7,782,457	844,564
Kelly Thompson	7,132,009	1,495,012
Michelle D. Wilson	7,768,267	858,754
Andrew Wolfe, Ph.D.	6,349,423	2,277,598

Proposal 2. Ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022.
For	Against	Abstain
8,466,697	127,924	32,400

Proposal 3. Advisory vote on the compensation of NEOs.
For	Against	Abstain
6,931,401	1,471,900	223,720

On May 13, 2022, the Company entered into a Cooperation Agreement (the “Agreement”) with The Donerail Group LP (“Donerail”), SCW Capital Management, LP (“SCW”) and the other parties named therein (collectively with Donerail and SCW, the “Donerail Group”). Pursuant to the Agreement, the Donerail Group agreed to withdraw its notice of intent to nominate candidates for election to the Board at the Annual Meeting. The terms of the Agreement are described in the Company’s Definitive Proxy Statement that was filed with the SEC on May 20, 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Dated:  June 10, 2022

TURTLE BEACH CORPORATION
By:	/S/ JOHN T. HANSON
John T. Hanson
Chief Financial Officer, Treasurer and Secretary